UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 8, 2009

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Lockeway Drive Suite 501 Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 8, 2009, Cellu Tissue Holdings, Inc. (the “Company”) issued a press release (“press release”) announcing certain information regarding the Company’s results of operations for the quarter ended November 27, 2008.  The press release is attached as Exhibit 99.1 to this report and incorporated in this Item 2.02 by reference.

Item 8.01 Other Events

The press release also announced that the Company is currently in the process of reviewing certain items in its financial statements for the 2007 and 2008 fiscal years, as well as its quarterly financial statements for the first two quarters of fiscal 2009.  The press release is attached as Exhibit 99.1 to this report and incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibit.

The following is being furnished as an exhibit to this Current Report on Form 8-K:

(d) Exhibit

99.1	Press Release dated January 8, 2009, “Cellu Tissue Holdings, Inc. to File a Form 12b-25 with the Securities and Exchange Commission”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: January 14, 2009	By: /s/ David J. Morris
Mr. David J. Morris
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated January 8, 2009, “Cellu Tissue Holdings, Inc. to File a Form 12b-25 with the Securities and Exchange Commission”.